SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 11, 2005

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number) (I.R.S. Employer Identification Number)
1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(ZipCode)

Registrant’s telephone number, including area code	(201) 236-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

The registrant is filing agreements entered into with John Oliver and Irwin Nack in September 2003, and February 2004, respectively. These individuals became executive officers of the registrant in January, 2005.

10.1	Letter Agreement with John Oliver dated September 3, 2003
10.2	Letter Agreement with Irwin Nack dated February 2, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2005	HUDSON UNITED BANCORP By: JAMES W. NALL ———————————————————— Name: James W. Nall Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
10.1	Letter Agreement with John Oliver dated September 3, 2003
10.2	Letter Agreement with Irwin Nack dated February 2, 2004